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   FUND PROFILE
 April 15, 2000

T. Rowe Price Prime Reserve Fund--PLUS ClassTax-Exempt Money Fund--PLUS Class

 Money market funds seeking preservation of capital and liquidity, as well as income. The PLUS class of shares offers unlimited no-minimum checkwriting and a VISA/(R)/ Gold ATM & Check Card.

 This profile summarizes key information about each fund that is included in each fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about each fund at no cost by calling 1-877-645-4574 or by visiting our Web site at www.troweprice.com.


   A Word About the Funds' Names and Structures. The Prime Reserve Fund - PLUS Class (Prime Reserve PLUS) and the Tax-Exempt Money Fund - PLUS Class (Tax-Exempt Money PLUS) are share classes of the T. Rowe Price Prime Reserve Fund and the T. Rowe Price Tax-Exempt Money Fund, respectively. The PLUS classes are not separate mutual funds; they have the same portfolio as their related funds but carry a different set of services (such as unlimited, no-minimum checkwriting and a VISA Gold ATM & Check Card) and different expenses, as discussed later in this profile.


 1. What is each fund's objective?

   Each fund's goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income. Tax-Exempt Money PLUS additionally seeks to provide income exempt from federal income taxes.
LOGO
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 2. What is each fund's principal investment strategy?

   Prime Reserve is managed to provide a stable share price of $1.00. The fund invests in high-quality, U.S. dollar-denominated money market securities. Tax-Exempt Money is also managed to provide a stable share price of $1.00, and to provide income that is exempt from federal income taxes. The fund invests in high-quality, municipal money market securities.

   For both funds, average weighted maturity will not exceed 90 days, and yield will fluctuate with changes in short-term interest rates. In selecting securities, fund managers may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. If rates are expected to fall, longer maturities may be purchased, which typically have higher yields than shorter maturities, to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.


   The funds may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality, or to shift assets into higher-yielding securities.

   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-877-645-4574.


 3. What are the main risks of investing in the funds?

   Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, there is no assurance the funds will avoid principal losses in the rare event that particular holdings default or interest rates rise sharply in an unusually short period. Because they are exempt from federal income tax, municipal securities held by Tax-Exempt Money are also subject to the risk that a significant decline in tax rates, a restructuring of the tax system, or even serious discussion of these topics in Congress, could cause their prices to fall. There is also geographic risk since adverse developments in a particular state could result in price declines.

   The funds' yields will vary; they are not fixed for a specific period like the yield on a bank certificate of deposit. This should be an advantage when interest rates are rising but not when rates are falling. An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Additionally, there is no guarantee that the funds' returns will equal or exceed the rate of inflation.
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   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.


 4. How can I tell which fund is most appropriate for me?

   Prime Reserve PLUS is a new class of shares of the Prime Reserve Fund, and Tax-Exempt Money PLUS is a new class of shares of the Tax-Exempt Money Fund. Like their related funds, these classes of shares are appropriate if you have some money for which safety and accessibility are more important than total return. Over time, money market securities have shown greater stability and lower returns than bonds or stocks. Additionally, the higher your tax bracket, the more likely that tax-exempt securities are appropriate.

   Both Prime Reserve PLUS and Tax-Exempt Money PLUS offer services that include unlimited, no-minimum checkwriting and a VISA Gold ATM & Check Card. The cost of these services will raise the expense ratio of the PLUS classes above that of a typical money fund that does not offer these expanded features.


 5. How has each fund performed in the past?

   Both Prime Reserve PLUS and Tax-Exempt Money PLUS began operations on October 31, 1998, and therefore have a limited performance history. As a point of comparison, however, the following bar charts and tables show 10 calendar years of returns for the Prime Reserve Fund and the Tax-Exempt Money Fund, which have the same management programs and investment portfolios as Prime Reserve PLUS and Tax-Exempt Money PLUS, respectively. (Note that prior to the inception of the PLUS classes, neither related fund had any other share classes.)

   Because the PLUS classes have higher expenses than the Prime Reserve and Tax-Exempt Money Funds, their performance, had they existed over this period, would have been lower than what is shown. Nevertheless, the bar charts and tables indicate risk by showing how much returns can differ over time. Of course, past performance is no guarantee of future returns.
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
 INSERT PRF BAR
CHART HERE
  Calendar Year Total Returns
 -------------------------------
  1989              8.90%
  1990              7.73
  1991              5.67
  1992              3.34
  1993              2.60
  1994              3.74
  1995              5.48
  1996              4.90
  1997              5.10
  1998              5.13
 -------------------------------



 INSERT TEM BAR
CHART HERE
 Calendar Year Total Returns
 ------------------------------
  1989              5.93%
  1990              5.38
  1991              3.89
  1992              2.53
  1993              2.01
  1994              2.46
  1995              3.40
  1996              3.05
  1997              3.24
  1998              3.08
 ------------------------------



   The related funds have also experienced short-term performance swings. The Prime Reserve Fund's best calendar quarter return during the years depicted in the chart was 2.30% in the second quarter of 1989, and the worst was 0.62% in the second quarter of 1993. The Tax-Exempt Money Fund's best calendar quarter return was 1.58% in the second quarter of 1989, and the worst was 0.45% in the first quarter of 1993.
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
 Average Annual Total Returns
  Periods ended March 31, 2000
                                      1 year     5 years     10 years

   Prime Reserve Fund                  5.01%      5.07%       4.78%
  Lipper Money Market Funds Average    4.72       4.93        4.73
                                     -----------------------------------
   Tax-Exempt Money Fund               3.03       3.12        3.14
  Lipper Tax-Exempt Money Market
  Funds Average                        2.83       3.00        3.10
  Lipper Tax-Exempt Money Market       2.98       3.12        3.21
  Funds Index
 ----------------------------------------------------------------------------




 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 6. What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

   The PLUS classes charge you for use of your VISA Gold ATM & Check Card. You will be charged $1 for each automated teller machine (ATM) withdrawal using the card; this fee is waived for the first two such transactions in each month. This fee does not include any third-party fees charged at the ATM machine.


   The numbers in the next table provide an estimate of how much it will cost to operate the PLUS classes for a year, based on estimated expenses for the Prime Reserve PLUS and Tax-Exempt Money PLUS shares. These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before distributions are made.


 Fees and Expenses of the Funds
                                        Annual fund operating expenses
                                 (expenses that are deducted from fund assets)
                                                Total annual
                         Management   Other    fund operating   Fee waiver      Net
                            fee      expenses     expenses     reimbursement  expenses

  Prime Reserve PLUS       0.37%      0.45%        0.82%/a/          --        0.82%
                         ---------------------------------------------------------------
  Tax-Exempt Money PLUS    0.42       0.72         1.14/a/         0.14%       1.00
 --------------------------------------------------------------------------------------------



 /a/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price agreed to bear any expenses through April 30, 1999, to the extent such expenses would cause the ratio of expenses to average net assets to exceed 1.00%. Effective May 1, 1999, T. Rowe Price agreed to extend this expense limitation for a period of one year through April 30, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after April 30, 2000 (for the first agreement), or April 30, 2002 (for the second agreement), or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.
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   Example.  The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:


                              1 year  3 years  5 years  10 years
                                                                  -----
     Prime Reserve PLUS        $102    $280     $473     $1,030
                              ------------------------------------
     Tax-Exempt Money PLUS      102     348      614      1,374
    -------------------------------------------------------------------




   In addition to typical fund expenses Prime Reserve PLUS class and Tax-Exempt Money PLUS class shareholders may be assessed fees for use of their VISA Gold ATM & Check Card. You will be charted $1 for each ATM withdrawal using the card; the fee is waived for the first two such transactions in each month. These fees do not include any third-party fees charged at the ATM machine.



 7. Who manages the funds?

   Each fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Edward A. Wiese manages Prime Reserve day-to-day and has been chairman of the fund's Investment Advisory Committee since its inception. He joined T. Rowe Price in 1984 and has been managing investments since 1985.

   Patrice Berchtenbreiter Ely manages Tax-Exempt Money day-to-day and has been chairman of the fund's Investment Advisory Committee since its inception. She joined T. Rowe Price in 1972 and has been managing investments since 1987.


 8. How can I purchase shares?

   Fill out and return a New Account Form in the postpaid envelope, along with your check. The minimum initial purchase is $2,500. There is no subsequent purchase minimum. You can also open an account by bank wire or by transferring assets from another financial institution.


 9. How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via our automated voice response unit or our Web site. We offer exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.
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 10. When will I receive income and capital gain distributions?

   Each fund distributes income monthly; normally there are no capital gain distributions for money market funds. For Prime Reserve PLUS, income dividends are taxable at ordinary income rates. For Tax-Exempt Money PLUS, income dividends are ordinarily exempt from federal taxes. For both funds, any capital gain distributions are taxable. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check.


 11. What services are available?

   Prime Reserve PLUS and Tax-Exempt Money PLUS offer features not normally available from other mutual funds. Subject to T. Rowe Price approval, which may include a credit review, you may access your account as follows:

   Checkwriting You can write an unlimited number of checks against your account to meet personal expenses. There is no minimum amount requirement for the checks you write.


   VISA Gold ATM & Check Card You may use your ATM & Check Card to purchase merchandise or services at participating establishments or to obtain cash advances from any participating bank. You may also obtain cash using your card and personal identification number (PIN) from ATMs displaying the VISA or Plus System/(R)/ name and logo. Use of your card results in an immediate reduction of your available balance.
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To Open an Asset Manager Account
    1-877-645-4574

For Fund Information and Account Transactions on the Internet www.troweprice.com

Walk-in Investor Centers
 For directions, call
 1-800-225-5132 or
 visit our Web site

Baltimore Area
Downtown
 101 East Lombard Street

Owings Mills
 Three Financial Center
 4515 Painters Mill Road

Boston Area
 386 Washington Street

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center, Plaza 5 21800 Oxnard Street, Suite 270 Woodland Hills

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 Farragut Square 900 17th Street, N.W.

Headquarters
 100 East Pratt Street Baltimore, MD 21202